UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2004

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)
INDIANA	1-7160	35-1101097

(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COACHMEN INDUSTRIES, INC.
2831 DEXTER DRIVE
ELKHART, INDIANA 46514

Address of principal executive offices

Registrant's telephone number, including area code:  (574) 262-0123

Not Applicable

(Former name or former address, if changed since last report)

Item 5        Other Events

Institutional Shareholder Services (“ISS”) requested that the Company provide ISS with additional information about tax fees that the Company reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that the Company publish this information either in a Form 8-K filing or in a press release. The following is the information we provided to ISS:

             FEES PAID TO INDEPENDENT AUDITORS

The following table sets forth fees billed by Ernst and Young LLP for services rendered for the fiscal year ended December 31, 2003:

     Audit Fees                                                $218,450
     Audit-Related Fees                                          16,240
     Tax Fees-Preparation and Compliance                        345,863
                                                                -------
     Total Audit, Audit Related
     And Tax Preparation and Compliance Fees                    580,553
                                                                -------

     Other Non-audit Fees:
     Tax Fees-Other (1)                                         350,733
     All Other Fees                                              18,399
                                                                -------
     Total-Other Fees                                           369,132
                                                                -------
     Total-Fees                                                $949,685
                                                               --------
    (1) Tax Fees-Other includes tax advice, tax planning and assistance in obtaining business tax incentives.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.
By:/s/ Richard M. Lavers Richard M. Lavers, Executive Vice President, General Counsel and Secretary

Date:  April 2, 2004

2